UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2024

Arch Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

CityPlace One

One CityPlace Drive, Suite 300

St. Louis, Missouri 63141

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	ARCH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2024, the Board of Directors of Arch Resources, Inc. (the “Company”) appointed George J. Schuller, Jr., as the Company’s Senior Vice President and Chief Operating Officer, effective immediately.

Mr. Schuller, age 60, joins the Company after serving as Chief Operations Officer of Compass Minerals, Inc., a publicly-held global provider of essential minerals for consumer, industrial and agricultural uses. Prior to joining Compass Minerals, Mr. Schuller held a range of high-ranking operational roles at Peabody Energy, including President, Australia, Chief Operating Officer, Australia, Group Executive Operations, Australia, and Group Executive, Powder River Basin and the Southwest. Mr. Schuller earned a B.S. in Mining Engineering from West Virginia University in Morgantown and an MBA from the University of Charleston (West Virginia). He holds an honorary doctorate degree in engineering from West Virginia University, served as chair of Coal21, an Australia-wide body on advanced clean coal use, and has served on the boards of the Minerals Council of Australia, the Queensland Resource Council, the Australian Coal Association, and the Australian Coal Association Low-Emission Technology initiative. In addition, Mr. Schuller has served as president of the National Mine Rescue Association and as vice president of the Holmes Safety Association.

In connection with Mr. Schuller’s appointment as Senior Vice President and Chief Operating Officer, the Board approved for Mr. Schuller an annual base salary of $635,000, a target annual incentive plan opportunity of 100% of his annual base salary, and a target long-term incentive plan opportunity of 200% of his annual base salary.

In addition, the Board approved entering into a change in control agreement with Mr. Schuller on terms that are substantially the same as the form agreement included as Exhibit 10.4 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 29, 2012, and disclosed in the Company’s proxy statement for its 2023 Annual Meeting of Stockholders.

Item 7.01	Regulation FD Disclosure.

On March 19, 2024, the Company issued a press release announcing the appointment of Mr. Schuller. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Arch Resources, Inc., dated March 19, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2024	Arch Resources, Inc.

	By:	/s/ Rosemary L. Klein
Rosemary L. Klein
Senior Vice President - Law, General Counsel and Secretary